                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Valerie T. Ambrose, director of FMB Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint David G. Lee, Kathryn L. Stanton, Kevin P. Robins and Todd Cipperman, and each of them, her true and lawful attorneys and agents, with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to do any and all acts and things, and execute in her name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign her name to any and all Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed her name hereto as of this 18th day of March, 1996.



                                            /s/Valarie T. Ambrose
                                            ------------------------------------
                                            Valerie T. Ambrose

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, Michael R. Mucciolo, director of FMB Funds, Inc., a Maryland corporation (hereinafter called the "Fund"), does hereby constitute and appoint David G. Lee, Kathryn L. Stanton, Kevin P. Robins and Todd Cipperman, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 18th day of March, 1996.




                                            /s/ Michael R. Mucciolo
                                            ------------------------------------
                                            Michael R. Mucciolo

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned William K. Anderson, director of FMB Funds, Inc., a Maryland corporation (hereinafter called the "Fund"), does hereby constitute and appoint David G. Lee, Kathryn L. Stanton, Kevin P. Robins and Todd Cipperman, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 18th day of March, 1996.




                                            /s/William K. Anderson
                                            ------------------------------------
                                            William K. Anderson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Timothy C. Morawski, director of FMB Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint David G. Lee, Kathryn L. Stanton, Kevin P. Robins and Todd Cipperman, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 18th day of March, 1996.




                                             /s/ Timothy C. Morawski
                                            ------------------------------------
                                              Timothy C. Morawski